UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2007

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd. St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On March 10, 2008, LMI Aerospace, Inc. (the “Company”) issued a press release announcing its financial performance for the year ended December 31, 2007.  The full text of the press release is attached hereto.

The information in this Item 2.02 of this Current Report on Form 8-K, including the attached press release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description
	99.1	Text of press release dated March 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2008

LMI AEROSPACE, INC.

By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release dated March 10, 2008.